This is filed  pursuant to Rule 497(e).
File nos. 33-34001 and 811-06068.

AllianceBernstein
Fixed-Income Shares


Government STIF Portfolio




PROSPECTUS

August 31, 2007 (as revised February 11, 2008)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
-------------------------------------------------------------------------------

                                                                          Page

SUMMARY INFORMATION.....................................................   1

RISKS SUMMARY...........................................................   4

FEES AND EXPENSES OF THE PORTFOLIO......................................   5

INVESTING IN THE PORTFOLIO..............................................   6
         How to Buy Shares..............................................   6
         How to Sell Shares.............................................   6
         Frequent Purchases and Redemptions of Portfolio Shares.........   6
         How the Portfolio Values Its Shares............................   7

MANAGEMENT OF THE PORTFOLIO.............................................   8

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................  10

GENERAL INFORMATION.....................................................  11

FINANCIAL HIGHLIGHTS....................................................  12

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This Prospectus begins with a summary of key information about the Government STIF Portfolio of AllianceBernstein(R) Fixed-Income Shares (the "Fund"). The Portfolio is offered exclusively to institutional clients of the Adviser, including the mutual funds managed by the Adviser ("AllianceBernstein mutual funds"). The Summary describes the Portfolio's objective, investment strategies, principal risks, and fees. You will find additional information about the Portfolio after this Summary.


--------------------------------------------------------------------------------

                                   PLEASE NOTE

              The Portfolio's past performance, of course, does not
             necessarily indicate how it will perform in the future.


   As with all investments, you may lose money by investing in the Portfolio.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     ANOTHER IMPORTANT THING FOR YOU TO NOTE

 An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at
  $1.00 per share, it is possible to lose money by investing in the Portfolio.
 -------------------------------------------------------------------------------


RISK

--------------------------------------------------------------------------------

                             WHY IS RISK IMPORTANT?

You should consider risk carefully when investing in the Portfolio. As a money market fund, the Portfolio has low risk, but typically has a lower return than a riskier investment. In other words, you should get a higher return if your investment has more risk. For your information, money market funds generally, but not always, are less risky than stock and bond funds.
--------------------------------------------------------------------------------


This Summary lists the principal risks for the Portfolio followed by an explanation of these risks. Generally, the Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk, and to a lesser extent, credit risk.

--------------------------------------------------------------------------------

                              WHAT IS MARKET RISK?

Market risk is the risk that factors affecting the securities market generally will cause the Portfolio's yield to decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           WHAT IS INTEREST RATE RISK?

Changes in interest rates affect the yield and value of fixed-income securities. A decline in interest rates will cause a decrease in the Portfolio's yield. An increase in interest rates typically results in a decrease in the value of fixed-income securities. Because the Portfolio invests only in short-term fixed-income securities and seeks to maintain a stable net asset value of $1.00, it is unlikely that changes in interest rates will affect the value of your investment.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              WHAT IS CREDIT RISK?

The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government. The Portfolio's exposure to credit risk is low because its investments include government securities and repurchase agreements.
--------------------------------------------------------------------------------

General

o The Portfolio's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 120 mutual funds.

o References to "net assets" mean the assets of the Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of the Portfolio's investments.


GOVERNMENT STIF PORTFOLIO
--------------------------------------------------------------------------------


OBJECTIVE AND PRINCIPAL STRATEGIES:


The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity.

The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities.

As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Government STIF Portfolio invests at least 80% and normally substantially all of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest). This policy may not be changed without 60 days' prior written notice to shareholders. In addition, the Portfolio invests in the following securities:

     o repurchase agreements related to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

     o    when-issued securities.

Certain of the Portfolio's investments, although classified as U.S. Government securities, are not guaranteed or insured by the U.S. Treasury. These securities include securities issued by the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

PRINCIPAL RISKS:

 ------------------------------------------ --------------------------------
 o         Interest Rate Risk               o        Credit Risk
 ------------------------------------------ --------------------------------

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

PERFORMANCE


There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.


RISKS SUMMARY
--------------------------------------------------------------------------------


INTEREST RATE RISK

Changes in interest rates will affect the yield and value of the Portfolio's investments in short-term securities. A decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of an investment in the Portfolio.

CREDIT RISK

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security or the counterparty to a repurchase agreement will default (e.g., fail to make scheduled interest and principal payments or to fulfill its repurchase obligation). The Portfolio's investments include U.S. Government securities or related repurchase agreements, which means that it has minimal credit risk.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous time or price.

MANAGEMENT RISK

The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended results.


FEES AND EXPENSES OF THE PORTFOLIO
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                 WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?

Fees and expenses reduce the investment performance of the Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from the Portfolio's assets and reduce the value of your shares. These fees include management fees and operating expenses.
--------------------------------------------------------------------------------



SHAREHOLDER FEES (fees paid directly from your investment)    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

                                             ANNUAL PORTFOLIO OPERATING EXPENSES
                                             -----------------------------------
Management Fees.........................            0.00%
Other Expenses:.........................
         Transfer Agent.................            0.00%
         Other Expenses.................            0.07%
Total Other Expenses....................            0.07%
-----------------
*  "Other Expenses" are annualized.

EXAMPLES+

The Examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

1 Year............................................. $7
3 Years............................................ $23

---------------
+   Based on estimated expenses.


INVESTING IN THE PORTFOLIO
-------------------------------------------------------------------------------

How To Buy Shares

Shares of the Portfolio are offered exclusively to institutional clients of the Adviser, including the AllianceBernstein mutual funds. The Portfolio will be used, among other purposes, as a sweep vehicle for daily available cash balances of such clients.

Other Purchase Information

Purchases of the Portfolio's shares will be made only in full shares. The Portfolio may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

         Minimum Investment
         ------------------

Clients may purchase shares of the Portfolio if they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AllianceBernstein mutual fund that invests in the Portfolio. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Fund requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.

There is no subsequent minimum investment required to maintain your account.

How To Sell Shares

Investors may "redeem" shares on any day the New York Stock Exchange ("Exchange") is open. Redemption requests for Portfolio shares are effected at the next-determined net asset value ("NAV"), after the Portfolio receives your sales request in proper form. A redemption request received prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws. Shares of the Portfolio will be held by institutional clients of the Adviser. The Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, the Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash.

Other

Purchases and redemptions in the Portfolio will be executed at 4:00 p.m., Eastern time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by AllianceBernstein Investor Services, Inc. ("ABIS"), the Portfolio's transfer agent, by that time for the Portfolio on that day.

Frequent Purchases and Redemptions of Portfolio Shares

The AllianceBernstein mutual funds' Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AllianceBernstein mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 share, the Portfolio is not an effective vehicle for short-term-trading activity. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.

How the Portfolio Values Its Shares

The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, on the Portfolio business day (i.e., each weekday exclusive of days the Exchange or banks are closed for business). To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.


MANAGEMENT OF THE PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT ADVISER

The Portfolio's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2007 totaling approximately $792.9 billion (of which approximately $99.6 billion represented assets of investment companies). As of June 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 50 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have approximately 4.3 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. The Portfolio does not pay a management fee for the Adviser's investment advisory services.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein mutual funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein mutual funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein mutual fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order").

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Portfolio distributes all of its investment company taxable income and net capital gains, the Portfolio should thereby avoid all Federal income and excise taxes.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all its distributions for the year. The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors).

Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.


GENERAL INFORMATION
-------------------------------------------------------------------------------


Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Fund reserves the right to close small accounts.

Transfer Agency Services. ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Portfolio Holdings. The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the most recently completed fiscal period has been audited by Ernst & Young LLP, independent registered public accounting firm for the Portfolio, whose reports, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.


                                        Income from Investment Operations    Less Dividends and Distributions
                                        ---------------------------------    --------------------------------
                                                         Net
                                                     Realized    Net
                                                        and      Increase
                                                    Unrealized   (Decrease)                                       Total
                                                       Gain      in Net                                        Investment
                             Net Asset     Net       (Loss) on   Asset       Dividends  Distributi Net Asset     Return
                              Value,   Investment   Investment   Value       from Net    From Net  Value,       Based on
                             Beginning   Income     Transactions from        Investment  Realized  End of       Net Asset
  Fiscal Year or Period      of Period  (Loss)(a)       (b)      Operations   Income       Gains   Period     Value (c)
  ---------------------      ---------  ---------    ---------   ----------   ------     --------  ---------  -----------

Government STIF Portfolio
12/13/06 (d) to 4/30/07       $1.00     $0.02        $0.00       $0.02       $(0.02)      $0.00    $1.00       1.99%
-----------------------------------------------------------------------------------------------------------------------------------

                    Ratios/Supplemental Data
                 Ratio to Average Net Assets of:
              -----------------------------------

                                              Ratio of Net
 Net Assets    Expenses,      Expenses,       Investment
End of Period    Net of          Before       Income (Loss)
    (000's      Waivers/        Waivers/      to Average
   omitted)   Reimbursements Reimbursements    Net Assets
   --------   -------------- --------------    ----------

$1,147,235       0.06% (e)      0.07% (e)       5.14% (e)


(a)  Based on average shares outstanding.

(b)  Amount is less than $0.005.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of operations.

(e)  Annualized.

For more information about the Portfolio, the following documents are available upon request:

o    ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Fund's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

o    STATEMENT OF ADDITONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Portfolio by contacting the Adviser:

By Mail:             c/o AllianceBernstein Investor Services, Inc.
                     P.O. Box 786003
                     San Antonio, TX 78278-6003

By Phone:            For Information and Literature:
                     (800) 221-5672

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You may find more information about the Adviser on the Internet at: www.AllianceBernstein.com. The Portfolio's shareholder reports and the SAI are not available through the Internet since the Portfolio is only available to institutional clients of the Adviser.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

File No. 811-6068

-------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.
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